UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-00515

The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)

55 E. 52nd Street
New York, NY  10055
(Address of principal executive offices) (Zip code)

Robert P. Morse, President
The Wall Street Fund, Inc.
55 E. 52nd Street
New York, NY  10055
(Name and address of agent for service)

(800) 443-4693
Registrant's telephone number, including area code

Date of fiscal year end: December 31,2011

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT
June 30, 2011

A mutual fund that invests
in common stocks of
growth-oriented companies.

THE WALL STREET FUND, INC.
SHAREHOLDER LETTER

Dear Shareholders,

Your fund’s return for the six months, net of expenses, is an increase in Net Asset Value of +6.38% compared to +6.02% total return of the S&P 500.

For the first six months of the year, the top three performing investments are Hansen Natural up +51.4%, Marathon Oil up +47.8% and United Healthcare up +41.4%.

Corporate earnings of American companies are likely to be the highest on record in 2011 and higher by +10% to +12%, on average, for 2012. The S&P 500 earnings estimates are for $100 earnings this year and $112 next. Valuation metrics for the S&P 500 at about 1300 are not excessive, in fact they are quite moderate with a price to earnings ratio of 11.6 on next years earnings. There is considerable room for sound equity performance going forward. The uncertainty created by range of the moment thinking and a politically confused environment is actually contributing to a sustainable, moderate expansion.

As the next quarter economic measurements are beginning to demonstrate, we believe the recent slowness in the growth of the Gross Domestic Product is temporary. Dislocations from supply chains due to weather, the quake and tsunami tragedies in Japan, and Middle East revolutions already are giving way to upticks in order rates and manufacturing. Based on recent information of Leading Economic Indicators, up three months in a row, we anticipate a third quarter improvement in the proverbial lagging indicator, unemployment claims.

Evident in recent M2, now running at +6.0%, and other monetary data, the baton of economic growth induced by deficit spending and Federal Reserve quantitative stimulus has passed to the traditional sources of corporate earnings, accumulated savings, investment and lending. Even bank lending to smaller businesses has begun to improve. While 75% or more of American industry has recovered, the housing and construction sectors are still in a bottoming process. These sectors should improve in due course from favorable demographics, immigration and affordability and give the economy and business a further lift to solidify the potential for future returns. The wisdom of the Federal Reserve in positioning the dollar in international currency markets at an attractive and relatively stable level has contributed greatly to the revitalization of a more competitive and profitable America.

While all of us are aware of the media focus on headline issues, your investments should respond favorably to stronger corporate profits. To paraphrase Wayne Gretzky, the famous NHL hockey champion who scored 894 goals, a great player plays to where the puck is going to be, not to where it is.

Please don’t hesitate to contact Tim Evnin, Jian Wang, Mike Linburn or me if you have any questions.

Sincerely,

Robert P. Morse
President

Please see the following page for important information.

Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a prospectus.

Opinions expressed as those of the fund, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings please refer to the Schedule of Investments included in this report.

The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company’s estimated earnings per share for the current calendar year.

The S&P 500 Total Return Index is an unmanaged, market capitalization weighted index, consisting of the 500 largest U.S. industrial, financial, utility and transportation companies and represents approximately 75% of the total market capitalization of all U.S. companies traded in the equity market. The S&P 500 Total Return Index reflects the reinvestment of dividends, but does not reflect the deduction of any investment management fees, other expenses or taxes.  It is not possible to invest directly in an index.

The Wall Street Fund, Inc. is distributed by Quasar Distributors, LLC.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS – 99.3%
Aerospace – 1.8%
United Technologies Corp.	5,500	$486,805
Agricultural Equipment – 1.4%
AGCO Corp. (a)	8,000	394,880
Beverages – 3.7%
Hansen Natural Corp. (a)	7,000	566,650
PepsiCo, Inc.	6,500	457,795
		1,024,445
Biotechnology – 2.0%
Gilead Sciences, Inc. (a)	13,500	559,035
Building & Construction – 1.2%
D.R. Horton, Inc.	30,000	345,600
Chemicals – 7.0%
Air Products & Chemicals, Inc.	5,000	477,900
Celanese Corp.	10,000	533,100
Dow Chemical Co.	15,000	540,000
Potash Corp. of
Saskatchewan, Inc. – ADR	6,500	370,435
		1,921,435
Construction & Services – 1.4%
Flowserve Corp.	3,500	384,615
Drugs – 2.2%
Novartis AG – ADR	10,000	611,100
Electrical Equipment – 2.8%
General Electric Co.	27,000	509,220
Roper Industries, Inc.	3,000	249,900
		759,120
Energy – 9.5%
Apache Corp.	2,500	308,475
Chevron Corp.	5,400	555,336
Devon Energy Corp.	5,900	464,979
Marathon Oil Corp.	11,000	579,480
Noble Corp. (b)	8,000	315,280
Schlumberger Ltd. (b)	4,500	388,800
		2,612,350
Financial Services – 4.4%
American Express Co.	12,000	620,400
Mastercard, Inc.	2,000	602,680
		1,223,080
Food Services – 2.0%
Yum Brands, Inc.	10,000	552,400
Health Care Services – 3.4%
AmerisourceBergen Corp.	7,000	289,800
UnitedHealth Group, Inc.	12,500	644,750
		934,550
Instrumentation – 2.0%
Thermo Fisher Scientific, Inc. (a)	8,500	547,315
Insurance – 1.9%
ACE Ltd. (b)	6,500	427,830
MetLife, Inc.	2,000	87,740
		515,570
Leisure – 0.8%
Carnival Corp. (b)	6,000	225,780
Machinery – 3.6%
Caterpillar, Inc.	4,500	479,070
Cummins, Inc.	5,000	517,450
		996,520
Media – 0.7%
Walt Disney Co.	5,000	195,200
Metals & Mining – 1.6%
Freeport-McMoRan
Copper & Gold, Inc.	8,500	449,650
Office Equipment – 8.2%
Apple, Inc. (a)	2,000	671,340
EMC Corp. (a)	16,000	440,800
International Business
Machines Corp.	2,000	343,100
Riverbed Technology, Inc. (a)	6,000	237,540
Western Digital Corp. (a)	15,500	563,890
		2,256,670
Real Estate – 0.6%
Plum Creek Timber
Co., Inc. – REIT	4,000	162,160
Retail – 3.9%
Macy’s, Inc.	18,500	540,940
TJX Companies, Inc.	10,000	525,300
		1,066,240

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS – 99.3% (continued)
Semiconductors – 5.6%
Intel Corp.	27,000	$598,320
KLA-Tencor Corp.	12,500	506,000
NVE Corp. (a)	7,500	438,375
		1,542,695
Services – 10.8%
Accenture PLC (b)	8,000	483,360
Amazon.com, Inc. (a)	2,600	531,674
American Tower
Corp. – Class A (a)	8,000	418,640
Ancestry.com Inc. (a)	12,500	517,375
Google, Inc. (a)	600	303,828
Rackspace Hosting, Inc. (a)	12,500	534,250
United Parcel
Service, Inc. – Class B	2,500	182,325
		2,971,452
Software – 3.0%
Microsoft Corp.	10,000	260,000
Oracle Corp.	17,000	559,470
		819,470
Specialty Retail – 8.6%
Autozone, Inc. (a)	1,250	368,562
Coach, Inc.	8,500	543,405
Home Depot, Inc.	13,500	488,970
Nike, Inc. – Class B	5,000	449,900
Sherwin Williams Co.	4,000	335,480
Sotheby’s	4,000	174,000
		2,360,317
Telecommunications – 1.6%
NII Holdings, Inc. (a)	10,500	444,990
Transportation – 3.6%
J.B. Hunt Transport Services, Inc.	10,000	470,900
Union Pacific Corp.	5,000	522,000
		992,900
TOTAL COMMON STOCKS
(Cost $20,850,752)		27,356,344

SHORT-TERM INVESTMENT – 1.7%
Money Market Fund – 1.7%
First American Prime Obligations
Fund, Class Z, 0.042% (c)	469,495	469,495
TOTAL SHORT-TERM
INVESTMENT
(Cost $469,495)		469,495
TOTAL INVESTMENTS
(Cost $21,320,247) – 101.0%		27,825,839
Liabilities in Excess
of Other Assets – (1.0)%		(273,391)
TOTAL NET
ASSETS – 100.0%		$27,552,448

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust
(a)	Non-income producing security
(b)	Foreign Domiciled
(c)	Variable Rate Security – the rate shown is the annualized seven-day effective yield as of June 30, 2011

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

ASSETS:
Investments, at value (cost $21,320,247)	$27,825,839
Receivable for fund shares sold	25,380
Dividends receivable	25,650
Prepaid expenses	16,125
Expense reimbursement due
from Adviser (Note 4)	9,299
Interest receivable	12
Total Assets	27,902,305

LIABILITIES:
Payable for investments purchased	275,485
Investment advisory fee payable (Note 4)	10,803
Shareholder servicing fee payable	5,401
Accrued expenses and other payables	54,168
Payable for capital shares redeemed	4,000
Total Liabilities	349,857
NET ASSETS	$27,552,448

NET ASSETS CONSIST OF:
Capital stock	$21,722,332
Accumulated net investment loss	(738,148)
Accumulated undistributed net
realized gain on investments	62,672
Net unrealized appreciation
on investments	6,505,592
TOTAL NET ASSETS	$27,552,448

Shares outstanding
(5,000,000 authorized, $1.00 par value)	2,899,905
NET ASSET VALUE PER SHARE	$9.50

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2011 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of
$2,828 foreign tax withheld)	$188,031
Total investment income	188,031

EXPENSES:
Investment advisor fees (Note 4)	62,679
Administration and fund accounting fees	35,476
Shareholder servicing fees (Note 4)	31,340
Transfer agent fees and expenses	14,842
Professional fees	9,774
Federal and state registration fees	12,670
Custody fees	2,353
Directors’ fees and expenses	5,068
Reports to shareholders	2,896
Insurance expense	5,611
Total expenses before
expense reimbursement	182,709
Expenses reimbursed by Adviser (Note 4)	(57,350)
Net expenses	125,359
NET INVESTMENT INCOME	62,672

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on
investment transactions	560,594
Change in unrealized appreciation
on investments	858,203
Net realized and unrealized gain
on investments	1,418,797
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,481,469

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2011	2010
	(Unaudited)
OPERATIONS:
Net investment
income (loss)	$62,672	$(25,185)
Net realized gain on
investment transactions	560,594	329,998
Change in unrealized
appreciation on
investments	858,203	1,984,830
Net increase in net assets
resulting from operations	1,481,469	2,289,643

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares sold	6,506,808	6,853,402
Cost of shares redeemed	(829,603)	(958,561)
Reinvested distributions	—	—
Net increase in net assets
resulting from capital
share transactions	5,677,205	5,894,841

DISTRIBUTIONS TO
SHAREHOLDERS	—	—

TOTAL INCREASE
IN NET ASSETS	7,158,674	8,184,484

NET ASSETS:
Beginning of period	20,393,774	12,209,290
End of period	$27,552,448	$20,393,774

UNDISTRIBUTED NET
INVESTMENT
INCOME	$62,672	$—

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (Unaudited)

1.	Organization
The Wall Street Fund, Inc.  (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company.  The Fund seeks to produce growth of capital by investing principally in a diversified portfolio of growth-oriented common stocks.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates and assumptions.

(a) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Fund’s investment adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Short-term debt securities maturing within 60 days are valued at amortized cost.  Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Fund’s investment adviser pursuant to procedures approved by and under the supervision of the Fund’s Board of Directors.

Generally accepted accounting principles require disclosures regarding the valuation inputs and techniques used to measure fair value and any changes in such valuation inputs and techniques.  The various inputs used in determining the value of each of the Fund’s investments are summarized in the following three broad categories:

Level 1 –	Quoted prices in active markets for identical securities.

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011 (Unaudited)

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

 The valuation levels are not necessarily an indication of the risk associated with investing in these investments.  As of June 30, 2011, the Fund’s investments were classified as follows:

				Total
	Level 1	Level 2	Level 3	Fair Value
Common
Stocks*	$27,356,344	$—	$—	$27,356,344
Short-Term
Investments	469,495	—	—	469,495
Total
Investments	$27,825,839	$—	$—	$27,825,839

*	Please refer to the Schedule of Investments for further industry breakout.

Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2011, the Fund did not recognize any significant transfers between valuation levels.

(b) Federal Income and Excise Taxes – The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management has reviewed all open tax years and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2007.

(c) Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.  For the year ended December 31, 2010, the Fund increased undistributed net investment income by $24,868, increased undistributed net realized gain on investments by $2,207 and decreased capital stock by $27,075.

(d) Securities Transactions and Investment Income – Investment transactions are recorded on the trade date for financial statement purposes.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Acquisition and market discounts and premiums are amortized over the life of the security.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(e) Subsequent Events – Management has evaluated related events and transactions that occurred subsequent to June 30, 2011, through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3.	Investment Transactions
The aggregate purchases and sales of securities for the six months ended June 30, 2011, excluding short-term investments, were $15,374,146 and $9,378,029, respectively.  There were no purchases or sales of long-term U.S. government securities.

4.	Investment Adviser
The advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets.  Effective October 1, 2010, EWM contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that total annual Fund operating expenses do not exceed 1.00% of the Fund’s average daily net assets.  This agreement will continue in effect until May 1, 2012.  EWM has the right to recover any fee reductions and/or expense reimbursements made in the three prior fiscal years pursuant to this agreement, provided that the Fund’s total annual operating expenses do not exceed 1.00% of average daily net assets in the year of reimbursement.  Accordingly, $29,207 of the expenses reimbursed by EWM during 2010 may be recovered through December 31, 2013, and $57,350 of the expenses reimbursed by EWM during the first six months of 2011 may be recovered through December 31,

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2011 (Unaudited)

2014.  Prior to October 1, 2010, the advisory agreement provided for EWM to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund.  The Fund is not obligated to reimburse the WSMC or EWM for any fees or expenses waived prior to October 1, 2010.  For the four months ended April 30, 2010, WSMC received $20,058 in investment advisory fees and reimbursed Fund expenses of $2,093.  For the eight months ended December 31, 2010, EWM received $47,461 in investment advisory fees and reimbursed Fund expenses of $58,219.  For the six months ended June 30, 2011, EWM received $62,679 in investment advisory fees and reimbursed Fund expenses of $57,350.

Effective May 1, 2010, the Fund has a shareholder servicing agreement (a “Servicing Agreement”) with EWM pursuant to which EWM may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders.  For services provided under the Servicing Agreement, EWM receives fees from the Fund at an annual rate of 0.25% of the average daily net assets.  Prior to May 1, 2010, WSMC had a substantially similar shareholder servicing agreement with the Fund.  For the four months ended April 30, 2010, WSMC received $10,029 in shareholder servicing fees.  For the eight months ended December 31, 2010, EWM received $23,730 in shareholder servicing fees.  For the six months ended June 30, 2011, EWM received $31,340 in shareholder servicing fees.

5.	Shares of Common Stock
Transactions in shares of common stock were as follows:

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2011	2010
Shares Sold	707,010	824,742
Shares Redeemed	(89,850)	(116,319)
Shares Reinvested	—	—
Net Increase (Decrease)	617,160	708,423
Shares Outstanding:
Beginning of Period	2,282,745	1,574,322
End of Period	2,899,905	2,282,745

6.	Tax Information
As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$14,701,054
Gross unrealized appreciation	$5,725,359
Gross unrealized depreciation	(96,600)
Net unrealized appreciation	5,628,759
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	$(1,280,112)
Total accumulated earnings	$4,348,647

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Ordinary income	$—	$—
Long-term capital gains	$—	$—

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2010, the Fund had a capital loss carryover of $1,217,548, which, if not offset by future capital gains, will expire on December 31, 2017. The Fund intends to defer and treat $62,564 of post-October losses incurred during the year ended December 31, 2010 as arising in the year ending December 31, 2011.

7.    Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with its service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Six Months
	Ended	Year Ended December 31,
	June 30,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
	(Unaudited)
Per Share Data:
Net asset value,
beginning of period	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65	$10.09
Income from investment operations:
Net investment income (loss)(1)	0.02	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)	(0.05)	(0.04)	(0.07)	(0.08)	(0.07)
Net realized and unrealized
gains (losses) on investments	0.55	1.18	1.99	(4.01)	1.51	0.51	0.64	0.57	2.50	(2.70)	(2.29)
Total from
investment operations	0.57	1.17	1.97	(4.03)	1.48	0.46	0.59	0.53	2.43	(2.78)	(2.36)
Less distributions:
Distributions from net realized
gains from security transactions	—	—	—	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)
Total distributions	—	—	—	(0.06)	(0.38)	(0.10)	—	—	—	—	(0.08)
Net asset value, end of period	$9.50	$8.93	$7.76	$5.79	$9.88	$8.78	$8.42	$7.83	$7.30	$4.87	$7.65
Total return(2)	6.38%	15.08%	34.02%	(41.02)%	16.92%	5.42%	7.54%	7.26%	49.90%	(36.34)%	(23.15)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$27,552	$20,394	$12,209	$10,594	$19,310	$17,351	$17,470	$17,512	$17,368	$11,609	$19,408
Ratio of operating expenses to
average net assets,
before reimbursements(3)	1.46%	2.08%	1.98%	1.76%	1.60%	1.71%	1.71%	1.74%	1.92%	2.08%	1.70%
Ratio of operating expenses to
average net assets, net
of reimbursement(3)	1.00%	1.63%	1.95%	1.76%	1.60%	1.71%	1.71%	1.74%	1.85%	1.84%	1.68%
Ratio of net investment gain (loss)
to average net assets,
before reimbursements(3)	0.04%	(0.64)%	(0.34)%	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.23)%	(1.52)%	(0.95)%
Ratio of net investment gain (loss)
to average net assets, net
of reimbursement(3)	0.50%	(0.19)%	(0.31)%	(0.22)%	(0.34)%	(0.56)%	(0.69)%	(0.60)%	(1.16)%	(1.28)%	(0.93)%
Portfolio turnover rate(4)	37.58%	42.58%	49.44%	58.78%	65.26%	94.41%	115.90%	149.32%	94.46%	124.51%	110.24%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3)	Annualized
(4)	Not Annualized

The accompanying notes are an integral part of these financial statements.

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses
			paid
	Beginning	Ending	during
	account	account	period
	value	value	1/1/11-
	1/1/11	6/30/11	6/30/11*
Actual	$1,000.00	$1,063.80	$5.12

Hypothetical (5% return
before expenses)	1,000.00	1,019.84	5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for the six months ended June 30, 2011, multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the six month period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2011 (Unaudited)

ADDITIONAL INFORMATION
June 30, 2011 (Unaudited)

Information about Proxy Voting
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Fund Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov, or by calling the Fund at (800) 443-4693.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room, call 1-800-SEC-0330.  In addition, the Fund will make its portfolio holdings information publicly available by posting the information at www.thewallstreetfund.com on a monthly basis.

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DIRECTORS
Robert P. Morse, Chairman
Harlan K. Ullman
Kurt D. Volker

OFFICERS
Robert P. Morse, President
Michael R. Linburn,
  Executive Vice President & Secretary
Jian H. Wang, Executive Vice President & Treasurer

INVESTMENT ADVISER
Evercore Wealth Management, LLC
55 E. 52nd Street
23rd Floor
New York, New York  10055

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, Wisconsin  53212

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio  44145

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53201

THE WALL STREET FUND, INC.
55 E. 52nd Street
23rd Floor
New York, New York  10055
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wall Street Fund, Inc.

By (Signature and Title)*                   /s/ Robert P. Morse
Robert P. Morse, President

Date                                                       August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Robert P. Morse
Robert P. Morse, President

Date                                                       August 31, 2011

By (Signature and Title)*                   /s/ Jian H. Wang
Jian H. Wang, Treasurer

Date                                                       August 31, 2011

* Print the name and title of each signing officer under his or her signature.